UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2013

Car Charging Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-149784	03-0608147
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1691 Michigan Avenue, Sixth Floor Miami Beach, Florida	33139
(address of principal executive offices)	(zip code)

(305) 521-0200
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

(a)	On July 24, 2013, the Company dismissed the registered independent public accountant, Goldstein Schechter Koch, of 2121 Ponce De Leon Boulevard, 11th Floor, Coral Gables, FL 33134 (“Old Auditor”)

(b)
Old Auditor's report on the financial statements for the year ended December 31, 2012 and for the period September 3, 2009 (inception) through December 31, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(c)
Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended December 31, 2012 and through the current date, there have been no disagreements with Old Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Old Auditor would have caused them to make reference thereto in their report on the financial statements. Through the interim period July 24, 2013 (the date of dismissal), there have been no disagreements with Old Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Old Auditor would have caused them to make reference thereto in their report on the financial statements.

(d)	We have authorized Old Auditor to respond fully to the inquiries of the successor accountant.

(e)	During the year ended December 31, 2012 and the interim period through July 24, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

(f)
The Company provided a copy of the foregoing disclosures to Old Auditor prior to the date of the filing of this Report and requested that Old Auditor furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

(a)
On July 17, 2013, the Company’s Audit Committee approved the engagement of EisnerAmper LLP (“New Auditor”) of 111 Wood Avenue, Iselin, NJ 08830-2700 and on or about July 24, 2013, the Company finalized the engagement of New Auditor as its new registered independent public accountant. During the year ended December 31, 2012 and prior to July 24, 2013 (the date of the new engagement), we did not consult with New Auditor regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by New Auditor, in either case where written or oral advice provided by New Auditor would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

a. None
b. Exhibits

Number	Exhibit
16.1	Letter from Goldstein Schechter Koch, dated August 8, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAR CHARGING GROUP, INC.

Dated: August 8, 2013	/s/ Michael Farkas
Michael Farkas
Chief Executive Officer